SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Louis S. Haddad, Chief Executive Officer Shawn J. Tibbetts, President and Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Nick Thillman (414) 298-5053 nthillman@rwbaird.com CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

3 HIGHLIGHTS 2.0% Second Quarter Multifamily Tradeout for New and Renewed Leases $0.34 Second Quarter Normalized FFO Per Diluted Share 94.9% Wtd. Avg. Portfolio Occupancy as of June 30, 2024 9.0% Second Quarter Increase in Office Same Store NOI, GAAP 249K Square Feet of New and Renewed Commercial Space for the Second Quarter of 2024 $4.3M Second Quarter Construction Gross Profit 5.8% Second Quarter Retail Lease Renewal Spread Increase, GAAP 24.3% Second Quarter Office Lease Renewal Spread Increase, GAAP $4.0M Second Quarter Interest Income on Real Estate Financing Investments

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix for further detail. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the second quarter of 2024. 2024 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $166.6M $171.0M CONSTRUCTION SEGMENT PROFIT $12.8M $14.3M G&A EXPENSES $18.8M $18.2M INTEREST INCOME $17.3M $17.9M ADJUSTED INTEREST EXPENSE(2) $59.4M $58.8M NORMALIZED FFO PER DILUTED SHARE $1.21 $1.27 GUIDANCE ASSUMPTIONS • Outlook does not include any material capital market activity • Southern post delivery schedule update • Harbor Point T. Rowe Price and The Allied delivery schedule update • Partner payback of real estate financing investment in Q3 2024 • Solis North Creek real estate financing investment commences 3Q24

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	$375	$14,804	($23,938)	$5,343
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	**$0.00**	**$0.17**	**($0.27)**	**$0.06**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	30,204	29,414	27,933	27,735
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.34**	**$0.33**	**$0.31**	**$0.31**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	6.4x	6.6x	6.7x	6.4x
Fixed Charge Coverage Ratio(1)(2)	1.4x	1.6x	2.7x	2.3x
CAPITALIZATION				
Common Shares Outstanding	67,388	66,987	66,793	67,885
Operating Partnership Units Outstanding	21,709	21,709	21,593	21,643
Common Shares and Operating Partnership Units Outstanding	89,097	88,696	88,386	89,528
Market Price per Common Share as of Last Trading Day of Quarter	$11.09	$10.40	$12.37	$10.24
Common Equity Capitalization	988,086	922,440	1,093,334	916,766
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,159,171	1,093,525	1,264,419	1,087,851
Total Debt(3)	1,422,473	1,431,614	1,401,204	1,326,987
Total Capitalization	$2,581,644	$2,525,139	$2,665,623	$2,414,838
STABILIZED PORTFOLIO OCCUPANCY(2)(4)				
Retail	95.4%	95.4%	96.1%	97.3%
Office	94.3%	93.6%	95.2%	96.0%
Multifamily	94.9%	95.1%	95.5%	96.0%
Weighted Average(5)	94.9%	94.7%	95.6%	96.5%
STABILIZED PORTFOLIO(4)				
Commercial				
Retail Portfolio				
Net Operating Income	$19,230	$18,909	$18,470	$19,718
Number of Properties	48	48	48	48
Net Rentable Square Feet	4,037,662	4,034,206	4,033,642	4,034,892
Office Portfolio				
Net Operating Income	$14,734	$13,540	$12,058	$13,851
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,327,873	2,328,023	2,327,872	2,327,872
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,351	$8,786	$8,682	$8,549
Number of Properties	11	11	11	11
Units	2,492	2,492	2,492	2,492

(1) Calculation updated 4Q 2023. Prior period calculation has been adjusted to reflect new calculation.
(2) See appendix for definitions.
(3) Excludes GAAP adjustments.
(4) The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.
(5) Total occupancy weighted by annualized rent.

5

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Six Months Ended	
	6/30/2024	6/30/2023	6/30/2024	6/30/2023
	(Unaudited)			
Revenues				
Rental Revenues	$63,265	$59,951	$125,146	$116,169
General Contracting and Real Estate Services Revenues	116,839	102,574	243,814	186,812
Interest Income	4,632	3,414	9,258	7,133
Total Revenues	184,736	165,939	378,218	310,114
Expenses				
Rental Expenses	15,087	13,676	29,692	26,636
Real Estate Taxes	5,886	5,631	11,811	11,043
General Contracting and Real Estate Services Expenses	112,500	99,071	235,398	180,241
Depreciation and Amortization	20,789	19,878	41,224	38,346
Amortization of Right-of-Use Assets - Finance Leases	394	347	789	624
General & Administrative Expenses	4,503	4,052	10,377	9,500
Acquisition, Development & Other Pursuit Costs	5,528	18	5,528	18
Impairment Charges	1,494	—	1,494	102
Total Expenses	166,181	142,673	336,313	266,510
Gain on Real Estate Dispositions, Net	—	511	—	511
Operating Income	18,555	23,777	41,905	44,115
Interest Expense	(21,227)	(13,629)	(39,202)	(25,931)
Change in Fair Value of Derivatives and Other	4,398	5,005	17,286	2,558
Unrealized Credit Loss Release (Provision)	228	(100)	145	(177)
Other Income (Expense), Net	79	168	158	261
Income Before Taxes	2,033	15,221	20,292	20,826
Income Tax Benefit (Provision)	1,246	(336)	712	(524)
Net Income	$3,279	$14,885	$21,004	$20,302
Net Income Attributable to Noncontrolling Interests in Investment Entities	(17)	(269)	(51)	(423)
Preferred Stock Dividends	(2,887)	(2,887)	(5,774)	(5,774)
Net Income Attributable to AHH and OP Unitholders	$375	$11,729	$15,179	$14,105
Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	$0.00	$0.13	$0.17	$0.16
Weighted Average Shares & OP Units - Diluted[1]	88,815	88,724	88,633	88,562

6

(1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 6/30/2024 12/31/2023 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,186,764 $2,093,032 Held for Development 10,483 11,978 Construction in Progress 46,642 102,277 Accumulated Depreciation (425,166) (393,169) Net Real Estate Investments 1,818,723 1,814,118 Cash and Cash Equivalents 20,306 27,920 Restricted Cash 1,391 2,246 Accounts Receivable, Net 44,170 45,529 Notes Receivable, Net 124,178 94,172 Construction Receivables, Including Retentions, Net 106,010 126,443 Construction Contract Costs and Estimated Earnings in Excess of Billings 542 104 Equity Method Investments 152,615 142,031 Operating Lease Right-of-Use Assets 22,954 23,085 Finance Lease Right-of-Use Assets 89,776 90,565 Acquired Lease Intangible Assets 101,418 109,137 Other Assets 87,903 87,548 Total Assets $2,569,986 $2,562,898 Liabilities and Equity Indebtedness, Net $1,419,229 $1,396,965 Accounts Payable and Accrued Liabilities 39,543 31,041 Construction Payables, Including Retentions 125,226 128,290 Billings in Excess of Construction Contract Costs and Estimated Earnings 19,418 21,414 Operating Lease Liabilities 31,442 31,528 Finance Lease Liabilities 92,258 91,869 Other Liabilities 53,464 56,613 Total Liabilities 1,780,580 1,757,720 Total Equity 789,406 805,178 Total Liabilities and Equity $2,569,986 $2,562,898

FFO, NORMALIZED FFO, & AFFO[(1)]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Six Months Ended (Unaudited)	
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2024	6/30/2023
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	**$375**	**$14,804**	**($23,938)**	**$5,343**	**$15,179**	**$14,105**
Net (Loss) Income per Diluted Share	$0.00	$0.17	($0.27)	$0.06	$0.17	$0.16
Depreciation and Amortization[(2)]	20,570	20,215	35,069	22,239	40,785	37,900
Impairment of Real Estate Assets	1,494	–	–	–	1,494	–
FFO	**$22,439**	**$35,019**	**$11,131**	**$27,582**	**$57,458**	**$52,005**
FFO per Diluted Share	$0.25	$0.40	$0.13	$0.31	$0.65	$0.59
Normalized FFO						
Acquisition, Development, and Other Pursuit Costs	5,528 [(3)]	–	66	–	5,528	18
Non-Cash GAAP Adjustments	166	478	(35)	1,124	644	181
Severance-Related Costs	–	167	–	–	167	–
Decrease (Increase) in Fair Value of Derivatives	1,950	(6,510)	16,159	(1,484)	(4,560)	(490)
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	121	260	612	513	381	3,085
Normalized FFO	**$30,204**	**$29,414**	**$27,933**	**$27,735**	**$59,618**	**$54,799**
Normalized FFO per Diluted Share	$0.34	$0.33	$0.31	$0.31	$0.67	$0.62
Adjusted FFO						
Non-Cash Stock Compensation	744	2,192	729	817	2,936	2,134
Tenant Improvements, Leasing Commissions, Lease Incentives[(4)]	(6,239)	(2,952)	(4,796)	(2,249)	(9,191)	(6,185)
Property-Related Capital Expenditures[(4)]	(5,313)	(3,537)	(3,728)	(2,678)	(8,850)	(5,424)
Adjustment for Mezz Loan Modification and Exit Fees	–	–	–	–	–	(459)
Non-Cash Interest Expense[(5)]	1,994	1,882	1,831	1,917	3,876	2,784
Cash Ground Rent Payment - Finance Lease	(980)	(980)	(993)	(993)	(1,960)	(1,490)
GAAP Adjustments	(2,095)	(1,738)	146	(1,843)	(3,833)	(3,467)
AFFO	**$18,315**	**$24,281**	**$21,122**	**$22,706**	**$42,596**	**$42,692**
AFFO per Diluted Share	$0.21	$0.27	$0.24	$0.25	$0.48	$0.48
Weighted Average Common Shares Outstanding	67,106	66,838	67,140	67,945	66,972	67,844
Weighted Average Operating Partnership Units Outstanding	21,709	21,613	21,593	21,644	21,661	20,718
Total Weighted Average Common Shares and OP Units Outstanding[(6)]	88,815	88,451	88,733	89,589	88,633	88,562

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Due to the write off of development costs related to an undeveloped land parcel in predevelopment.
(4) Excludes development, redevelopment, and first-generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(6) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented.

8

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 6/30/2024			
	Retail	Office[3]	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$18,684	$13,558	$8,202	$40,444
Non-Stabilized Properties NOI	(50)	(45)	118	23
Signed Leases Not Yet Occupied or in Free Rent Period	343	836	—	1,179
Stable Portfolio NOI	$18,977	$14,349	$8,320	$41,646
Intra-Quarter Transactions				
Net Acquisitions	—	—	—	—
Net Dispositions	—	—	—	—
Annualized	$75,908	$57,396	$33,280	$166,584

Non-Stabilized Portfolio[4]

	As of 6/30/2024
Projects Under Development	$—
Properties in Lease Up	103,600
Development Opportunities	6,600
Unconsolidated JV Development	156,300
Total Non-Stabilized Portfolio	$266,500

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$15,263

Non-Property Assets[5]

	As of 6/30/2024
Cash and Restricted Cash	$21,697
Accounts Receivable, Net	44,170
Other Notes Receivable	12,592
Real Estate Financing Investments[6]	114,298
Construction Receivables, Including Retentions[6]	106,010
Acquired Lease Intangible Assets	101,418
Other Assets / Costs in Excess of Earnings	88,445
Total Non-Property Assets	$488,630

Liabilities[5]

	As of 6/30/2024
Mortgages and Notes Payable[6]	$1,422,473
Accounts Payable and Accrued Liabilities	39,543
Construction Payables, Including Retentions	125,226
Other Liabilities[6]	72,882
Total Liabilities	$1,660,124

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 6/30/2024
Total Common Shares Outstanding	67,388
Total OP Units Outstanding	21,709
Total Common Shares & OP Units Outstanding	89,097

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 6/30/2024.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(4) Representative of costs incurred to date.
(5) Excludes lease right-of-use assets and lease liabilities.
(6) Excludes GAAP adjustments.

9

10 Total Debt Debt to Adjusted EBITDAre AFFO Payout Ratio Weighted Average Years to Maturity - Debt CREDIT PROFILE $ IN THOUSANDS

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 6/30/2024 Stabilized Portfolio Adjusted EBITDAre $41,202 Stabilized Portfolio Debt $1,062,560 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 6.4 x Total Adjusted EBITDAre $46,557 Net Debt(2) $1,400,776 Net Debt/Total Adjusted EBITDAre(1) 7.5 x Net Debt + Preferred $1,571,861 Net Debt + Preferred /Total Adjusted EBITDAre 8.4 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 6.4x 7.5x 8.4x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF JUNE 30, 2024 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 16.3% 6.5% 2.6 Yrs Fixed-Rate Debt(3)(4) 83.7% 4.3% 3.8 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 53.9% 4.9% 2.8 Yrs Secured Debt(2) 46.1% 4.3% 4.4 Yrs Portfolio Weighted Average(2) 4.6% 3.6 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.

HEDGING ACTIVITY

$ IN THOUSANDS AS OF JUNE 30, 2024

ARMADA HOFFLER

Interest Rate Cap Agreements & Swaps Not Allocated to Specific Asset Debt			
Effective Date	**Maturity Date**	**SOFR Strike / Swap Fixed Rate**	**Notional Amount**
September 2022	September 2024	1.00%-3.00% (1)	$73,562
October 2023	October 2025	2.75%	330,000
December 2023	December 2025	2.75%	300,000
Total Interest Rate Caps & Swaps			$703,562
Fixed-Rate Debt(2)(3)			$560,528
Fixed-Rate and Hedge Debt			$1,264,090
Total Debt(3)			$1,422,473
% Fixed or Hedged			**88.9 %**
Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures(4)			
October 2023	October 2025	2.75%	$90,000
November 2023	November 2025	2.75%	100,000
Total Interest Rate Caps & Swaps			$190,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment(5)	Comprehensive Income Statement Location	Three Months Ended 6/30/2024	Three Months Ended 6/30/2023	Six Months Ended 6/30/2024	Six Months Ended 6/30/2023
Designated Hedges	Interest Expense	1,580	5,865	5,267	10,401
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	6,349	711	12,726	2,068
Total Realized Gains on Interest Rate Derivatives		**$ 7,929**	**$ 6,576**	**$ 17,993**	**$ 12,469**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)(6)	$ 984	$ 6,806	$ 4,538	$ 6,380
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(1,951)	4,294	4,560	$ 490
Total Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (967)**	**$ 11,100**	**$ 9,098**	**$ 6,870**
Total Realized and Unrealized Gains on Interest Rate Derivatives		**$ 6,962**	**$ 17,676**	**$ 27,091**	**$ 19,339**

(1) Represents a hedging corridor.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) These swaps economically hedge the Company's exposure to the senior construction loans on T. Rowe Price Global HQ and Allied | Harbor Point.

(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

13

OUTSTANDING DEBT

ARMADA HOFFLER

$ IN THOUSANDS

				Debt Maturities & Principal Payments						
Debt	**Stated Rate**	**Effective Rate as of 6/30/2024**	**Maturity Date (1)**	**2024**	**2025**	**2026**	**2027**	**2028**	**Thereafter**	**Outstanding as of 6/30/2024**
Secured Debt - Stabilized										
Premier	SOFR+ 1.55%	7.00 %	Oct-2024	$ 23,763	$ –	$ –	$ –	$ –	$ –	$ 23,763
Chronicle Mill	SOFR+ 3.00%	8.34 % (2)	Apr-2025 (6)	224	34,845	–	–	–	–	35,069
Red Mill South	3.57%	3.57 %	May-2025	177	4,502	–	–	–	–	4,679
Market at Mill Creek	SOFR+ 1.55%	5.09 % (5)	Jul-2025	264	10,769	–	–	–	–	11,033
The Everly	SOFR+ 1.50%	6.84 % (2)	Dec-2025 (4)	–	30,000	–	–	–	–	30,000
Encore Apartments & 4525 Main Street	2.93%	2.93 %	Feb-2026	659	1,347	50,840	–	–	–	52,846
Thames Street Wharf	SOFR+ 1.30%	2.33 % (5)	Sep-2026	1,256	3,050	62,872	–	–	–	67,178
Constellation Energy Building	SOFR+ 1.50%	6.95 % (2)(5)	Nov-2026	–	–	175,000	–	–	–	175,000
Southgate Square	SOFR+ 1.90%	7.34 % (2)	Dec-2026	432	864	23,604	–	–	–	24,900
Nexton Square	SOFR+ 1.95%	7.29 % (2)	Jun-2027	306	613	613	19,742	–	–	21,274
Liberty	SOFR+ 1.50%	4.93 % (3)	Sep-2027	175	364	382	19,495	–	–	20,416
Greenbrier Square	3.74%	3.74 %	Oct-2027	194	399	415	18,370	–	–	19,378
Lexington Square	4.50%	4.50 %	Sep-2028	155	320	335	351	12,287	–	13,448
Red Mill North	4.73%	4.73 %	Dec-2028	61	127	133	140	3,442	–	3,903
Greenside Apartments	3.17%	3.17 %	Dec-2029	393	808	834	861	886	26,935	30,717
Smith's Landing	4.05%	4.05 %	Jun-2035	502	1,037	1,081	1,126	1,172	9,168	14,086
The Edison	5.30%	5.30 %	Dec-2044	205	427	450	474	500	12,923	14,979
The Cosmopolitan	3.35%	3.35 %	Jul-2051	457	937	968	1,001	1,035	35,520	39,918
Total - Secured Stabilized Debt				29,223	90,409	317,527	61,560	19,322	84,546	602,587
Secured Debt - Development Pipeline										
Southern Post	SOFR+ 2.25%	5.59 % (2)(3)	Aug-2026 (4)	–	–	52,886	–	–	–	52,886
Total - Development Pipeline				–	–	52,886	–	–	–	52,886
Total Secured Debt				29,223	90,409	370,413	61,560	19,322	84,546	655,473
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	4.85 % (5)	May-2025 (6)	–	95,000	–	–	–	–	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	6.94 %	Jan-2027 (7)	–	–	–	182,000	–	–	182,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+ 1.30%-1.85%	4.80 % (4)	Jan-2027 (7)	–	–	–	5,000	–	–	5,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.89 %	Mar-2027 (6)	–	–	–	35,000	–	–	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	5.05 % (4)	Mar-2027 (6)	–	–	–	100,000	–	–	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.89 %	Jan-2028	–	–	–	–	282,053	–	282,053
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.98 % (4)	Jan-2028	–	–	–	–	67,947	–	67,947
Total Unsecured Debt				–	95,000	–	322,000	350,000	–	767,000
Total Principal Balances				**$ 29,223**	**$ 185,409**	**$ 370,413**	**$ 383,560**	**$ 369,322**	**$ 84,546**	**$ 1,422,473**
Other Notes Payable										6,122
Unamortized GAAP Adjustments										(9,366)
Indebtedness, Net										**$ 1,419,229**

(1) Excludes extension options.
(2) Subject to a rate floor.
(3) Includes debt subject to designated interest rate caps.
(4) Loan has two 12-month extension options not reflected in this table.
(5) Includes debt subject to interest rate swap locks.
(6) Loan has one 12-month extension option not reflected in this table.
(7) Loan has two six-month extension options not reflected in this table.

14

15 CAPITALIZATION & FINANCIAL RATIOS $ IN THOUSANDS, EXCEPT PER SHARE AS OF JUNE 30, 2024 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented. (2) As of close of market on 06/28/24. (3) See appendix for definitions. (4) Excludes availability under construction loans. (5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet. Debt % of Total Principal Balance Unsecured Revolving Credit Facility 13% $187,000 Unsecured Term Loans 34% 480,000 Mortgages Payable 53% 755,473 Total Debt $1,422,473 Preferred Equity Shares Liquidation Value per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) 6,843 $25.00 $171,085 Common Equity % of Total Shares/ Units(1) Stock Price(2) Market Value Common Stock (NYSE: AHH) 76% 67,388 $11.09 $747,333 Operating Partnership Units 24% 21,709 $11.09 240,753 Equity Market Capitalization 89,097 $988,086 Total Capitalization $2,581,644 Enterprise Value $2,559,947 Total Debt to Enterprise Value 56 % Financial Ratios Debt Service Coverage Ratio(3) 1.5x Fixed Charge Coverage Ratio(3) 1.4x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 6.4x Net Debt / Total Adjusted EBITDAre 7.5x Net Debt Plus Preferred / Total Adjusted EBITDAre 8.4x Debt/Total Capitalization 55 % Liquidity(4) Cash on Hand $20,306 Availability Under Revolving Credit Facility 79,387 Total Liquidity $99,693 Unencumbered Properties % of Total Properties 65% % of Annualized Base Rent 50 % Total Asset Value(5) $1,410,645 Preferred Equity 7% Debt 55% Common Equity 38%

16 Commercial Expirations PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Retail Office Retail Office Weighted Average Lease Term Remaining (Years)

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF JUNE 30, 2024
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	13	98.1 %	$13,876,487	$25.74
Harbor Point - Baltimore Waterfront	2	57,021	7	71.5 %	1,259,952	30.92
Grocery Anchored	15	1,400,474	14	97.9 %	22,821,943	16.64
Southeast Sunbelt	11	1,077,698	15	93.0 %	22,464,822	22.42
Mid-Atlantic	7	953,152	17	94.3 %	16,578,040	18.45
Stabilized Retail Total	**48**	**4,037,662**	**14**	**95.4 %**	**$77,001,244**	**$19.99**

Office Properties	# of Properties	Net Rentable SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	6	807,330	22	94.1 %	$22,836,144	$30.06
Harbor Point - Baltimore Waterfront	3	1,035,237	9	97.9 %	32,651,932	32.22
Southeast Sunbelt	4	387,245	7	83.6 %	10,639,870	32.88
Mid-Atlantic	1	98,061	5	100.0 %	2,002,945	20.43
Stabilized Office Total	**14**	**2,327,873**	**13**	**94.3 %**	**$68,130,891**	**$31.04**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	11	97.8 %	$17,938,008	$2,015
Harbor Point - Baltimore Waterfront	2	392	7	97.2 %	12,051,000	2,636
Southeast Sunbelt	3	686	3	89.7 %	13,415,736	1,818
Mid-Atlantic	3	655	12	95.9 %	12,697,668	1,685
Stabilized Multifamily Total	**11**	**2,492**	**9**	**94.9 %**	**$56,102,412**	**$1,976**

(1) See appendix for definitions and portfolio detail.

17

SAME STORE NOI BY SEGMENT

ARMADA HOFFLER

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

	Three Months Ended				Six Months Ended			
	6/30/2024	6/30/2023	$ Change	% Change	6/30/2024	6/30/2023	$ Change	% Change
Retail								
Rental Revenues	$22,874	$23,256	$(382)	(1.6)%	$45,974	$45,934	$40	0.1 %
Rental Expenses(1)	3,459	3,306	153	4.6 %	6,811	6,543	268	4.1 %
Real Estate Taxes	2,367	2,287	80	3.5 %	4,728	4,507	221	4.9 %
Same Store NOI	$17,048	$17,663	$(615)	(3.5)%	$34,435	$34,884	$(449)	(1.3)%
GAAP Adjustments	(660)	(1,363)	703		(1,563)	(2,109)	546	
Net Operating Income, Cash	$16,388	$16,300	$88	0.5 %	$32,872	$32,775	$97	0.3 %
Office								
Rental Revenues	$20,954	$19,487	$1,467	7.5 %	$40,608	$39,087	$1,521	3.9 %
Rental Expenses(1)	5,065	4,695	370	7.9 %	10,142	9,570	572	6.0 %
Real Estate Taxes	2,053	2,099	(46)	(2.2)%	4,202	4,182	20	0.5 %
Same Store NOI	$13,836	$12,693	$1,143	9.0 %	$26,264	$25,335	$929	3.7 %
GAAP Adjustments	(1,513)	(1,251)	(262)		(2,378)	(2,400)	22	
Net Operating Income, Cash	$12,323	$11,442	$881	7.7 %	$23,886	$22,935	$951	4.1 %
Multifamily								
Rental Revenues	$14,223	$14,034	$189	1.3 %	$26,192	$25,480	$712	2.8 %
Rental Expenses(1)	4,410	4,062	348	8.6 %	7,751	7,368	383	5.2 %
Real Estate Taxes	1,284	1,134	150	13.2 %	2,524	2,154	370	17.2 %
Same Store NOI	$8,529	$8,838	$(309)	(3.5)%	$15,917	$15,958	$(41)	(0.3)%
GAAP Adjustments	(209)	(206)	(3)		(416)	(403)	(13)	
Net Operating Income, Cash	$8,320	$8,632	$(312)	(3.6)%	$15,501	$15,555	$(54)	(0.3)%
Same Store NOI	$39,413	$39,194	$219	0.6 %	$76,616	$76,177	$439	0.6 %
GAAP Adjustments	(2,382)	(2,820)	438		(4,357)	(4,912)	555	
Same Store Portfolio NOI, Cash Basis	$37,031	$36,374	$657	1.8 %	$72,259	$71,265	$994	1.4 %

18

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for each of the three months ended 6/30/2024 & 6/30/2023, and $1.6M and $1.7M for the six months ended 6/30/2024 & 6/30/2023, respectively.

19 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF JUNE 30, 2024 Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,010 7.5% Morgan Stanley ü 3 8,883 4.4% Harris Teeter/Kroger ü 6 3,781 1.9% Clark Nexsen 1 2,857 1.4% Canopy by Hilton 1 2,698 1.3% Dick's Sporting Goods/Golf Galaxy ü 2 1,977 1.0% Lowes Foods 2 1,976 1.0% Franklin Templeton ü 1 1,898 0.9% Duke University ü 1 1,742 0.9% Huntington Ingalls Industries ü 1 1,671 0.8% TJ Maxx/Homegoods ü 5 1,554 0.8% PetSmart 5 1,527 0.8% Georgia Tech ü 1 1,446 0.7% WeWork 1 1,348 0.7% Mythics 1 1,311 0.7% Puttshack 1 1,203 0.6% Apex Entertainment 1 1,176 0.6% Pindrop 1 1,172 0.6% Amazon/Whole Foods ü 1 1,144 0.6% Kimley-Horn 1 1,123 0.6% Top 20 Total $55,497 27.8% (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources.

LEASE SUMMARY[1]

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2024	20	140,325	5.8 %	2.9 %	5.1	$592,997	$4.23
Q1 2024	19	87,841	10.7 %	4.4 %	4.5	262,669	2.99
Q4 2023	15	122,652	8.6 %	2.9 %	4.8	233,305	1.90
Q3 2023	13	77,467	9.4 %	4.8 %	5.1	266,313	3.44
Trailing 4 Quarters	**67**	**428,285**	**8.4 %**	**3.6 %**	**4.9**	**$1,355,284**	**$3.16**

New Leases[2]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2024	7	32,517	$18.10	8.6	$1,575,222	$48.44
Q1 2024	3	9,807	16.17	8.2	549,959	56.08
Q4 2023	6	14,937	23.13	9.5	391,628	26.22
Q3 2023	7	22,447	20.62	9.3	1,568,379	69.87
Trailing 4 Quarters	**23**	**79,708**	**$19.51**	**8.9**	**$4,085,188**	**$51.25**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2024	3	31,583	24.3 %	4.4 %	7.7	$636,802	$20.16
Q1 2024	2	17,901	14.2 %	1.2 %	9.1	564,597	31.54
Q4 2023	2	46,734	18.0 %	0.4 %	5.5	618,268	13.23
Q3 2023	2	18,912	30.9 %	5.2 %	8.1	634,661	33.56
Trailing 4 Quarters	**9**	**115,130**	**20.7 %**	**2.2 %**	**7.1**	**$2,454,328**	**$21.32**

New Leases[2]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q2 2024	2	44,289	$33.57	10.7	$5,554,413	$125.41
Q1 2024	0	—	—	0.0	—	—
Q4 2023	3	23,802	29.07	6.8	1,526,948	64.15
Q3 2023	2	5,381	27.72	4.6	45,877	8.53
Trailing 4 Quarters	**7**	**73,472**	**$31.68**	**9.0**	**$7,127,238**	**$97.01**

20

(1) The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.
(2) Excludes leases from properties in development and redevelopment.

LEASE EXPIRATIONS(1)(2)

AS OF JUNE 30, 2024

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	185,825	4.6 %	$–	– %
M-T-M	2	1,602	– %	59,262	0.1 %
2024	23	108,273	2.7 %	1,808,971	2.3 %
2025	89	347,513	8.6 %	7,146,493	9.3 %
2026	94	458,869	11.4 %	9,644,168	12.5 %
2027	87	450,489	11.2 %	8,852,323	11.5 %
2028	75	332,977	8.2 %	7,371,520	9.6 %
2029	82	377,280	9.3 %	7,882,615	10.2 %
2030	63	419,830	10.4 %	8,767,818	11.4 %
2031	39	297,671	7.4 %	5,580,130	7.2 %
2032	33	311,932	7.7 %	5,715,527	7.4 %
2033	29	112,335	2.8 %	3,030,464	3.9 %
2034	16	66,192	1.6 %	1,524,524	2.0 %
Thereafter	33	566,874	14.1 %	9,617,429	12.6 %
Total / Weighted Average	665	4,037,662	100.0 %	$77,001,244	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	132,918	5.7 %	$–	– %
M-T-M	2	–	– %	21,600	– %
2024	7	33,853	1.5 %	1,019,297	1.5 %
2025	17	110,986	4.8 %	3,665,082	5.4 %
2026	9	40,595	1.7 %	1,230,611	1.8 %
2027	20	180,570	7.8 %	6,166,583	9.1 %
2028	14	131,605	5.7 %	4,042,235	5.9 %
2029	14	325,454	14.0 %	9,368,828	13.8 %
2030	11	175,958	7.6 %	5,339,361	7.8 %
2031	7	142,135	6.1 %	4,097,196	6.0 %
2032	2	20,778	0.9 %	730,931	1.1 %
2033	2	52,219	2.2 %	1,541,553	2.3 %
2034	6	119,019	5.1 %	2,979,408	4.4 %
Thereafter	8	861,783	36.9 %	27,928,206	40.9 %
Total / Weighted Average	119	2,327,873	100.0 %	$68,130,891	100.0 %

(1) *Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.*
(2) *The Company reclassified certain mixed-use properties between segments in order to align the components of those properties with their tenant composition and has adjusted prior periods accordingly.*

21

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start (Schedule[1])	Initial Occupancy (Schedule[1])	Stabilized Operation[2] (Schedule[1])	Estimated Cost[1]	Loan Commitment	Funded to Date	AHH Ownership	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 multifamily units / 95,000 sf office / 42,000 sf retail	71% Commercial 26% Multifamily [3]	4Q21	2Q24	1Q25 [4]	$130,900	$73,600 [5]	$108,600	100 %	Vestis

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	4Q24	$267,400	$47,000	$44,600	50 %	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Multifamily	312 units / 15,800 sf retail / 1,252 parking spaces	—%	2Q22	3Q24	2Q26	236,800	113,300	111,700	90 % [6]	
				Total Unconsolidated JV Development			$504,200	$160,300	$156,300		

Projects	Property Type	Scope
Columbus Village II Virginia Beach, VA	Retail	Redevelopment

	Q2 2024	Year to Date
Capitalized Interest	$3,524	$7,584



Allied | Harbor Point
Baltimore, MD



T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased from retail and office.
(4) First fully stabilized quarter for the office and multifamily components. Retail estimated stabilization in 3Q24.
(5) Includes $5.7M earnout under certain conditions.
(6) The Company currently owns 78% and holds an option to increase its ownership interest to 90%.

22

23 REAL ESTATE FINANCING $ IN THOUSANDS AS OF JUNE 30, 2024 The Interlock Atlanta, GA Solis Gainesville II Gainesville, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis City Park II Charlotte, NC(4) Multifamily 250 units 89% 3Q23 Q3 2024 2Q28 13% $20,594 $20,594 $5,202 $600 Solis Gainesville II Gainesville, GA Multifamily 184 units 35% 2Q24 Q1 2025 4Q26 14% (5) 19,595 19,595 4,408 768 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units N/A 4Q24(2) Q1 2026 1Q28 15% (6) 9,228 9,228 1,291 344 Solis Kennesaw Kennesaw, GA Multifamily 239 units N/A 1Q25(2) Q1 2026 2Q27 14% (5) 30,050 37,870 5,205 1,279 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units N/A 3Q25(2) Q3 2026 4Q27 15% (5) 15,546 28,440 3,179 888 Total Outstanding Investments $95,013 $115,727 $19,285 $3,879 Future Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Solis North Creek Huntersville, NC Multifamily 303 units N/A 2Q26(2) 4Q27 3Q30(7) 12% (5) N/A $26,996 The Allure at Edinburgh Chesapeake, VA (4) Property was sold subsequent to June 30, 2024 and the Company received $25.8 million of proceeds for the redemption of our preferred equity. (5) The interest rate varies over the life of the loan and earns an unused commitment fee. (6) The interest rate varies over the life of the loan. (7) Estimate pending partner closing on the construction loan.

24 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Lakepointe Apartments Charlotte, NC Third-Party Backlog as of Q2 2024 Beginning Backlog $343,406 New Contracts 76,585 Work Performed (117,141) Ending Backlog $302,850 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Trailing 4 Quarters Revenue $116,839 $126,975 $126,911 $99,408 $470,133 Expense (112,500) (122,898) (123,377) (96,095) (454,870) Gross Profit $4,339 $4,077 $3,534 $3,313 $15,263 Operating Margin(1) 3.7% 3.2% 2.8% 3.3% 3.2% (1) 50% and 90% of gross profit attributable to contracts for our T. Rowe Price Global HQ and Allied | Harbor Point development projects, respectively, is not reflected within general contracting & real estate services revenues due to elimination. The Company is still entitled to receive cash proceeds in relation to the eliminated amounts. Prior to any gross profit eliminations attributable to these projects, operating margin for Q2 2024, Q1 2024, Q4 2023, Q3 2023, and the Trailing 4 Quarters was 4.0%, 3.5%, 3.2%, 3.8%, and 3.6%, respectively.

NET INCOME BY SEGMENT

$ IN THOUSANDS

	Three Months Ended June 30, 2024						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental revenues	$26,094	$22,870	$14,301	$—	$—	$—	$63,265
General contracting and real estate services revenues	—	—	—	116,839	—	—	116,839
Interest income	25	—	27	—	3,966	614	4,632
Total revenues	26,119	22,870	14,328	116,839	3,966	614	184,736
Expenses							
Rental expenses	4,394	5,956	4,737	—	—	—	15,087
Real estate taxes	2,420	2,135	1,331	—	—	—	5,886
General contracting and real estate services expenses	—	—	—	112,500	—	—	112,500
Depreciation and amortization	8,799	8,264	3,603	—	—	123	20,789
Amortization of right-of-use assets - finance leases	245	82	67	—	—	—	394
General and administrative expenses	—	—	—	—	—	4,503	4,503
Acquisition, development and other pursuit costs	—	5,528	—	—	—	—	5,528
Impairment charges	—	1,494	—	—	—	—	1,494
Total expenses	15,858	23,459	9,738	112,500	—	4,626	166,181
Operating income	10,261	(589)	4,590	4,339	3,966	(4,012)	18,555
Interest expense[(1)]	(7,586)	(7,165)	(4,709)	—	(1,767)	—	(21,227)
Loss on extinguishment of debt	—	—	—	—	—	—	—
Change in fair value of derivatives and other	1,499	1,135	416	—	562	786	4,398
Unrealized credit loss release (provision)	—	—	—	—	227	1	228
Other income (expense), net	36	22	—	—	—	21	79
Income (loss) before taxes	4,210	(6,597)	297	4,339	2,988	(3,204)	2,033
Income tax benefit	—	1,634	—	(388)	—	—	1,246
Net income	$4,210	($4,963)	$297	$3,951	$2,988	($3,204)	$3,279

25

(1) *Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.*

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2023		**311,000**	**$215,000**	**6.5 %**		
The Interlock	Atlanta, GA	311,100 (1)	215,000	6.5 %	2Q23	Georgia Tech, Pindrop, Puttshack
2022		**606,181 / 103 units**	**$299,450**	**6.2 %**		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7 %	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (2)	6.1 %	1Q22	Constellation Energy Group
Total/Weighted Average		**917,181 / 103 units**	**$514,450**	**6.3 %**		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		**275,896 / 1,031 units/beds**	**$258,261**	**4.3 %**		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5 %	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2 %	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0 %	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8 %	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1 %	2Q22	
Total/Weighted Average		**275,896 / 1,031 units/beds**	**$258,261**	**4.3 %**		

(1) Square footage includes 4.9k square feet of retail storage space.
(2) Represents 100% of property value of which the Company owns a 90% economic interest.

26

27Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

28 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of June 30, 2024 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of June 30, 2024. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income.

29 DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, and required principal repayment. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, required principal repayment, and preferred equity dividends.

30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

31 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy.

32 DEFINITIONS TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information.

PROPERTY PORTFOLIO

AS OF JUNE 30, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,177,891	$33.50	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	476,084	18.08	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,176,000	14.00	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	1,977,025	31.78	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	888,808	46.36	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,119,318	32.98	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,252,860	33.82	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	100.0 %	1,056,318	27.43	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	410,652	35.42	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	92.2 %	1,230,558	31.88	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	521,680	37.93	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	493,031	33.67	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,389	76.6 %	$821,852	$27.94	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	438,100	38.68	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	95.7 %	$2,268,799	$19.51	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	96.9 %	1,338,306	12.00	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	84.8 %	228,007	14.65	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	98.0 %	2,957,763	34.59	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,624,984	10.07	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	386,821	24.61	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,009,411	20.37	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,892,536	22.79	Lowes Foods
Market at Mill Creek	Mount Pleasant, SC	100%	2018	80,319	100.0 %	1,924,771	23.96	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	100.0 %	2,986,146	13.21	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	861,149	14.07	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	64.5 %	540,644	22.16	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,294,335	17.43	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	948,323	13.66	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$—	$—	
Nexton Square	Summerville, SC	100%	2020	133,608	98.9 %	3,451,832	26.12	Various Small Shops
North Hampton Market	Taylors, SC	100%	2004	114,954	100.0 %	1,609,170	14.00	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	416,468	32.99	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,264,100	14.96	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	78.0 %	2,185,411	17.54	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,537,916	31.10	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	1,925,707	18.09	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	107,379	85.5 %	4,584,916	49.96	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	99.3 %	3,616,942	20.59	T.J. Maxx, Petco, Beauty World

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company is entitled to a preferred return on its investment in this property.*

33

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,935,571	$18.23	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	717,850	14.65	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	26,534	54.3 %	258,766	17.96	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	98.6 %	2,834,974	24.58	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	94.6 %	6,962,806	19.70	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	100.0 %	3,810,025	14.65	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Chesterfield, VA	100%	2006	40,307	100.0 %	872,360	21.64	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,560	— %	58,048	0.00	
Total Retail Portfolio				**4,037,662**	**95.4 %**	**$77,001,244**	**$19.99**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,103	93.3 %	$1,360,141	$25.54	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,823,432	32.69	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2020	19,335	— %	—	0.00	
Armada Hoffler Tower[3]	Virginia Beach, VA	100%	2002	298,358	97.1 %	9,069,712	31.30	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	98.3 %	3,379,734	26.64	Truist, HBA, Northwestern Mutual
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	85.7 %	2,203,125	27.15	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	443,820	100.0 %	$15,031,832	$33.87	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	100%	2010	263,426	99.5 %	8,114,512	30.97	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	100%	2020	327,991	93.8 %	9,505,588	30.90	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$183,892	$31.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	90.8 %	3,089,927	26.39	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,631,028	30.39	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[2]	Atlanta, GA	100%	2021	198,722	73.9 %	5,735,023	39.03	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,002,945	$20.43	Huntington Ingalls Industries
Stabilized Office Total				**2,327,873**	**94.3 %**	**$68,130,891**	**$31.04**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.7 per leased square foot, which are reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company is entitled to a preferred return on its investment in this property.

34

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2024

ARMADA HOFFLER

Multifamily Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	97.6 %	$5,893,800	$1,760
Premier Apartments	Virginia Beach, VA	100%	2018	131	99.2 %	3,014,820	1,933
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	97.4 %	9,029,388	2,260
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	96.1 %	$2,966,508	$2,497
1405 Point[2]	Baltimore, MD	100%	2018	289	97.6 %	9,084,492	2,685
Southeast Sunbelt							
Chronicle Mill[3]	Belmont, NC	85%[4]	2022	238	83.6 %	$4,256,640	$1,783
Greenside Apartments	Charlotte, NC	100%	2018	225	94.2 %	4,793,256	1,884
The Everly	Gainesville, GA	100%	2022	223	91.5 %	4,365,840	1,783
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	197	95.9 %	$3,782,688	$1,668
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	98.2 %	5,897,628	1,762
The Edison	Richmond, VA	100%	2014	174	92.0 %	3,017,352	1,572
Multifamily Total				**2,492**	**94.9 %**	**$56,102,412**	**$1,976**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) Occupancy is down due to units out of service as of 6/30/2024. AQR and Monthly AQR per Occupied Unit exclude business interruption insurance income.
(4) The Company is entitled to a preferred return on its investment in this property.

35

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Property Net Operating Income	$42,292	$41,351	$39,283	$42,290
Property Miscellaneous Income (Expense), Net	(64)	(43)	(399)	(63)
Non-Recurring Bad Debt Adjustment	(478)	758	2,730	83
Non-Recurring Termination Fee Adjustment	(103)	(115)	(85)	(151)
Amortization of Right-of-Use Assets	(394)	(395)	(300)	(425)
Impairment of Intangible Assets and Liabilities	—	—	5	(5)
Property Adjusted EBITDAre	$41,253	$41,556	$41,234	$41,729
Acquisition	—	—	—	—
Disposition	—	—	—	—
Development/Redevelopment	(51)	(116)	(73)	(172)
Stabilized Portfolio Adjusted EBITDAre	**$41,202**	**$41,440**	**$41,161**	**$41,557**
Construction Gross Profit	4,339	4,077	3,534	3,313
Corporate G&A	(4,328)	(5,744)	(4,154)	(4,159)
Non-Cash Stock Compensation	744	2,192	729	817
Interest Income	4,580	4,596	4,265	3,678
Other Income (Expense), Net	20	22	(61)	11
Add Back: Unstabilized EBITDAre	—	—	—	—
Total Adjusted EBITDAre	**$46,557**	**$46,583**	**$45,474**	**$45,217**
Stabilized Property Debt	602,587	606,444	608,658	610,994
Add: Unsecured Property Debt	459,973	490,654	491,505	448,326
Acquisitions	—	—	—	—
Stabilized Portfolio Debt	**$1,062,560**	**$1,097,098**	**$1,100,163**	**$1,059,320**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**6.4x**	**6.6x**	**6.7x**	**6.4x**
Total Debt[1]	1,422,473	1,431,614	1,401,204	1,326,987
Cash	(21,697)	(43,861)	(30,166)	(35,005)
Net Debt	**$1,400,776**	**$1,387,753**	**$1,371,038**	**$1,291,982**
Net Debt/Total Adjusted EBITDAre	**7.5x**	**7.4x**	**7.5x**	**7.1x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,571,861**	**$1,558,838**	**$1,542,123**	**$1,463,067**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.4x**	**8.4x**	**8.5x**	**8.1x**

(1) Excludes GAAP adjustments.

36

37 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $506 $— $1,635 $1,210 $1,172 $— $4,523 Office 3,456 — 642 9 1,890 — 5,997 Multifamily — — — 28 605 399 1,032 Total Portfolio $3,962 $— $2,277 $1,247 $3,667 $399 $11,552 Three Months Ended June 30, 2024(1) Six Months Ended June 30, 2024(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,141 $— $2,805 $1,407 $2,013 $— $7,366 Office 4,053 — 1,192 9 3,423 — 8,677 Multifamily — — — 45 1,317 636 1,998 Total Portfolio $5,194 $— $3,997 $1,461 $6,753 $636 $18,041

38 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 6/30 Six Months Ended 6/30 2024 2023 2024 2023 Retail Same Store Rental Revenues $22,874 $23,256 $45,974 $45,934 Property Expenses 5,826 5,593 11,539 11,050 NOI 17,048 17,663 34,435 34,884 Non-Same Store NOI(1) 2,232 1,212 3,870 1,038 Segment NOI $19,280 $18,875 $38,305 $35,922 Office Same Store Rental Revenues $20,954 $19,487 $40,608 $39,087 Property Expenses 7,118 6,794 14,344 13,752 NOI 13,836 12,693 26,264 25,335 Non-Same Store NOI(1) 943 447 2,055 218 Segment NOI $14,779 $13,140 $28,319 $25,553 Multifamily Same Store Rental Revenues $14,223 $14,034 $26,192 $25,480 Property Expenses 5,694 5,196 10,275 9,522 NOI 8,529 8,838 15,917 15,958 Non-Same Store NOI(1) (296) (209) 1,102 1,057 Segment NOI $8,233 $8,629 $17,019 $17,015 Total Property Portfolio NOI $42,292 $40,644 $83,643 $78,490

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

Three Months Ended June 30, 2024	Retail[(1)]	Office[(1)]	Multifamily[(1)]	Total Rental Properties	General Contracting & Real Estate Services[(2)]	Real Estate Financing[(3)]	Total
Segment Revenues	$26,094	$22,870	$14,301	$63,265	$116,839	$3,966	$184,070
Segment Expenses	6,814	8,091	6,068	20,973	112,500	1,767	135,240
Net Operating Income	$19,280	$14,779	$8,233	$42,292	$4,339	$2,199	$48,830
Interest Income							666
Depreciation and Amortization							(20,789)
Amortization of Right-of-Use Assets - Finance Leases							(394)
Impairment Charges							(1,494)
General and Administrative Expenses							(4,503)
Acquisition, Development, and Other Pursuit Costs							(5,528)
Interest Expense							(19,460)
Change in Fair Value of Derivatives and Other							4,398
Unrealized Credit Loss Provision							228
Other Income (Expense), Net							79
Income Tax Benefit							1,246
Net Income							$3,279
Net Income Attributable to Noncontrolling Interests in Investment Entities							(17)
Preferred Stock Dividends							(2,887)
Net Income Attributable to AHH and OP Unitholders							$375

Six Months Ended June 30, 2024	Retail[(1)]	Office[(1)]	Multifamily[(1)]	Total Rental Properties	General Contracting & Real Estate Services[(2)]	Real Estate Financing[(3)]	Total
Segment Revenues	$51,745	$44,748	$28,653	$125,146	$243,814	$7,966	$376,926
Segment Expenses	13,440	16,429	11,634	41,503	235,398	3,099	280,000
Net Operating Income	$38,305	$28,319	$17,019	$83,643	$8,416	$4,867	$96,926
Interest Income							1,292
Depreciation and Amortization							(41,224)
Amortization of Right-of-Use Assets - Finance							(789)
General and Administrative Expenses							(10,377)
Acquisition, Development, and Other Pursuit							(5,528)
Impairment Charges							(1,494)
Gain on Real Estate Dispositions							–
Interest Expense							(36,103)
Unrealized Credit Loss Provision							145
Change in Fair Value of Derivatives and Other							17,286
Other Income (Expense), Net							158
Income Tax Benefit							712
Net Income							$21,004
Net Income Attributable to Noncontrolling Interests in Investment Entities							(51)
Preferred Stock Dividends							(5,774)
Net Income Attributable to AHH and OP Unitholders							$15,179

(1) Segment net operating income for the retail, office, and multifamily segments is calculated as rental revenues less rental expenses and rental taxes.
(2) Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues less general contracting and real estate services expenses.
(3) Segment gross profit for the real estate financing segment is calculated as interest income less interest expense.

39

40 Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Net Income (Loss) Attributable to Common Stockholders and OP Unitholders $375 $14,804 ($23,938) $5,343 Excluding: Depreciation and Amortization 20,789 20,435 35,270 22,462 Gain on Real Estate Dispositions — — — (227) Impairment of Real Estate Assets 1,494 — — — Income Tax (Benefit) Provision (1,246) 534 495 310 Interest Expense 21,227 17,975 16,435 15,444 EBITDAre $42,639 $53,748 $28,262 $43,332 Change in Fair Value of Derivatives and Other (4,398) (12,888) 11,266 (2,466) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt — — — — Non-Recurring Bad Debt Adjustment (478) 758 2,730 83 Non-Recurring Termination Fee Adjustment (103) (115) (85) (151) Acquisition, Development, & Other Pursuit Costs 5,528 — 66 — Unrealized Credit Loss (Release) Provision (228) 83 (297) 694 Investment Entities 17 34 (11) 193 Non-Cash Stock Compensation 744 2,192 729 817 Development/Redevelopment (51) (116) (73) (172) Total Adjusted EBITDAre $46,557 $46,583 $45,474 $45,217 Construction Gross Profit (4,339) (4,077) (3,534) (3,313) Corporate G&A 4,328 5,744 4,154 4,159 Non-Cash Stock Compensation (744) (2,192) (729) (817) Interest Income (4,580) (4,596) (4,265) (3,678) Other (Expense) Income, Net (20) (22) 61 (11) Add Back: Unstabilized EBITDAre — — — — Stabilized Portfolio Adjusted EBITDAre $41,202 $41,440 $41,161 $41,557 Development/Redevelopment 51 116 73 172 Property Adjusted EBITDAre $41,253 $41,556 $41,234 $41,729 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

41 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated August 7, 2024, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on August 7, 2024. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS